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                                                                     EXHIBIT 10a

                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT


                 This Registration Rights Agreement (the "Agreement"), dated as of March 31, 1996, among The Fresh Juice Company, Inc., a Delaware corporation (the "Company"), Steven M. Bogen, Albert L. Rountree, IV, Daniel Petry, Mark Feldman and James Coyle (individually, a "Selling Stockholder", and collectively, the "Selling Stockholders").

                 This Agreement is in connection with the Merger Agreement, dated as of the date hereof, among the Company, The Fresh Juice Acquisition Company, Inc., The Ultimate Juice Company, Inc. and the Selling Stockholders (the "Merger Agreement") pursuant to which the Company agreed to provide to the Selling Stockholders certain piggy-back registration rights in respect of 1,140,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock") issued in connection with such Merger Agreement. Such rights are set forth exclusively in this Agreement.

                 The parties hereto hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms not otherwise defined herein shall have the following meanings:

                 Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                 Losses:  See Section 8 hereof.

                 Piggyback Registration:  See Section 3 hereof.





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                 Prospectus:  The prospectus included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Common covered by such Registration Statement and all other amendments and supplements to the Prospectus, including pre- and post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 Registrable Common: Four percent of the Common Stock issued to, and directly held by, each Selling Stockholder pursuant to the terms of the Merger Agreement.

                 Registration Expenses:  See Section 7 hereof.

                 Registration Statement: Any registration statement (including any preliminary or "red herring" registration statement or prospectus) of the Company, filed with the SEC or any state securities regulatory agency, which covers any of the Registrable Common pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                 Restricted Securities: The Registrable Common upon original issuance thereof and at all times subsequent thereto until in the case of any such security, (i) it has been effectively registered under the Securities Act and disposed of in accordance with





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the Registration Statement covering it or (ii) it is sold or distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

                 SEC:  The Securities and Exchange Commission.

                 Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                 Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                 2.      Securities Subject to this Agreement

                         (a)      Registrable Common Securities.  The
securities entitled to the benefits of this Agreement are the Registrable
Common.

                         (b)      Holders of Registrable Common.  The Selling
Stockholders and the successors and assigns set forth in Section 10(d) hereof shall be deemed the only holders of Registrable Common.

                 3.      Piggyback Registration

                         (a)      Right to Piggyback.  Subject to the
provisions of this Section 3, if at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company of its Common Stock (other than a registration statement (a) on Form S-8 or any successor form to such Form or (b) filed in connection with an exchange offer or an offering of its common stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company), for its own account, then the Company shall give written notice of such proposed filing to the





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holders of Registrable Common at least 30 days before the anticipated filing date. Such notice shall offer such holders the opportunity to register such amount of Registrable Common as each such holder may request ("Piggyback Registration"). Subject to the provisions of this Section 3, the Company shall include in each such Piggyback Registration all Registrable Common requested to be included in the registration for such offering. If any holder of Registrable Common desires to have shares of Registrable Common so registered, such holder shall so advise the Company in writing within 10 days after the date of the Company's notice of the anticipated filing date, setting forth the number of shares of Registrable Common for which registration is so requested. The holders of Registrable Common shall be permitted to withdraw all or part of the Registrable Common from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                         (b)      Priority on Piggyback Registrations. The
Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Common requested to be included in the registration for such offering to include all such Registrable Common on the same terms and conditions as the Common Stock of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written notice to the holders of Registrable Common that the total amount of securities which such holders, the Company and any other persons or entities having rights to participate in such registration, intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of holders of Registrable





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Common, as the case may be, shall be reduced (to zero if necessary) or limited pro rata in proportion to their respective dollar amounts of Registrable Common requested to be registered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

                         (c)      Conditions to Piggyback Registration.     The
rights of holders of Registrable Common to have any shares of Registrable Common included in a Registration statement shall be subject to the following conditions:

                                  (i)     Holders of Registrable Common shall
furnish the Company in a timely manner with all information required by the applicable rules and regulations of the SEC or any applicable state securities regulatory agency concerning the proposed method of sale or other disposition of the Registrable Common, the identity of and compensation to be paid to any proposed underwriter(s) to be employed in connection therewith, and such other information as may be reasonably required by the Company properly to prepare and file such Registration Statement in accordance with applicable provisions of the Securities Act and the rules and regulations of any applicable state securities regulatory agency;

                                  (ii)    if holders of Registrable Common
desire to sell and distribute any shares of Common Stock over a period of time, or from time to time, at then prevailing market prices, then holders of Registrable Common shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act, the





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Exchange Act or the rules and regulations of any applicable state securities regulatory agency;

                                  (iii)   in the case of an underwritten
offering on behalf of holders of Registrable Common in connection with a Piggyback Registration, the managing underwriter(s) thereof shall be subject to the approval of the Company, such approval not to be unreasonably withheld; and

                                  (iv)    the offering price of any share of
Registrable Common subject to Piggyback Registration shall be no less than the offering price for any share of Common Stock then to be registered for sale for the account of the Company or other security holder of the Company, unless such shares of Registrable Common are to be offered from time to time based on the then prevailing market price.

                         (d)      Termination of Piggyback Registration Rights.
The obligations of the Company to any holder of Registrable Common with respect to Piggyback Registration provided for in this Section 3:

                                  (i)     shall continue until such time as
counsel to the Company is of the opinion and has so advised the Company and the holder of Registrable Common that such holder has no further obligations to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act in connection with further sales by such holder of Registrable Common;

                                  (ii)    shall not apply to any proposed
sale(s) or other disposition(s) or offer(s) for any shares of Registrable Common with respect to which counsel





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for the Company is of the opinion and has so advised the Company and the holder of Registrable Common that such holder has no obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act;

                                  (iii)   shall not apply with respect to any
holder of Registrable Common who beneficially owns, at the time a request for Piggyback Registration is made pursuant to Section 3(a) hereof, less than 20,000 shares of Common Stock;

                                  (iv)    shall terminate with respect to any
holder of Registrable Common who has exercised Piggyback Registration before pursuant to Section 3(a) hereof and the Registration Statement related thereto registering the full number of shares of Registrable Common requested by such holder to be so registered was declared effective by the SEC; and

                                  (v)     shall terminate on the second
anniversary of the date of this Agreement.

                 4. Registration of Securities Other than Registrable Common. The Company is under no obligation to the Selling Stockholders or any of their respective affiliates to register, or grant a right of registration with respect to, any securities of the Company (other than the Registrable Common) under the Securities Act or any state securities laws or regulations.





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                 5.      Hold-Back Agreements.

                         (a)      Restrictions on Public Sale by Holders of
Registrable Common. Each holder of Registrable Common whose Registrable Common are covered by a Registration Statement filed pursuant to Section 3 hereof, agrees, if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing-underwriters.

                 6.      Registration Procedures

                         (a)      In connection with the Company's registration
obligations pursuant to Section 1 hereof, the Company shall effect such registrations to permit the sale of such Registrable Common in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall (and, in the case of Section 4(n) hereof, the Company shall):

                                  (i)     prepare and file with the SEC a
Registration Statement on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Common by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a





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Registration Statement or prospectus or any amendments or supplements thereto
(including documents which would be incorporated or deemed to be incorporated therein by reference) the Company shall furnish to the holders of the Registrable Common covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and such underwriters, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be or would be deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Common covered by such Registration Statement or the managing underwriter, if any, shall reasonably object on a timely basis;

                                  (ii)    prepare and file with the SEC such
amendments and post-effective amendments to each Registration Statement continuously as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

                                  (iii)   notify the selling holders of
Registrable Common and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such





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notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Common has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Common, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations and warranties of the Company and the Company contained in any agreement (including any underwriting agreement) contemplated by paragraph (n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Common for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires the making of any changes in a Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;





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                                  (iv)    use every reasonable effort to obtain
the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Common for sale in any jurisdiction, at the earliest possible moment;

                                  (v)     if requested by the managing
underwriters or any holder of Registrable Common being sold in connection with an underwritten offering, (i) immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and such holder agree should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement if requested by any holder of Registrable Common covered by such Registration Statement or any underwriter of such Registrable Common;

                                  (vi)    furnish to each selling holder of
Registrable Common and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC;





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                                  (vii)   deliver to each selling holder of
Registrable Common and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Common and the underwriters, if any, in connection with the offering and sale of the Registrable Common covered by such Prospectus or any amendment or supplement thereto;

                                  (viii)  prior to any public offering of
Registrable Common, to register or qualify or cooperate with the selling holders of Registrable Common, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Common for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Common covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;





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                                  (ix)    cooperate with the selling holders of
Registrable Common and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Common to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Common to the underwriters;

                                  (x)     cause the Registrable Common covered
by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Common;

                                  (xi)    upon the occurrence of any event
contemplated by Section 6(c)(vi) or 6(c)(vii) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                  (xii)   cause all Registrable Common covered
by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the





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National Association of Securities Dealers Automated Quotation System
("NASDAQ") or the National Market System of NASDAQ if the securities so qualify; in each case, if requested by the holders of a majority of the Registrable Common covered by such Registration Statement or the managing underwriter;

                                  (xiii)  provide CUSIP numbers for the
Registrable Common not later than the effective date of the Registration Statement; and

                                  (xiv)   furnish to the holders of Registrable
Common a copy, if so prepared, of the so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements include in the Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included thereunder) and, with respect to events subsequent to the date of such financial statements, as are customarily covered, and subject to such qualifications, limitations and disclaimers as are customarily included in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

                 The Company may require each seller of Registrable Common as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Common as the Company may from time to time reasonably request in writing.

                 Each holder of Registrable Common agrees by acquisition of such Registrable Common that, upon receipt of any notice from The Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii) hereof, such





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holder will forthwith discontinue disposition of such Registrable Common covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

                 7.      Registration Expenses

                         (a)      The following fees and expenses incident to
the preparation of the Registration Statement shall be borne by the Company:
(i) all registration and filing fees, including fees and expenses relating to the Company's securities and the Registrable Common (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) compliance with securities or Blue Sky laws (fees and disbursements in connection with Blue Sky qualifications of Registrable Common in such states where the Company and the managing underwriter do not intend to distribute the Company's securities pursuant to the Registration Statement shall be borne by the holders of Registrable Common), (ii) printing expenses of the Registration Statement requested by the managing underwriter, (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of the Company's independent certified public accountants, (v) underwriter's fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Common or legal expenses of any person other than the Company and the underwriters) (but





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including the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc.), (vi) Securities Act liability insurance if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company and not specifically required as a result of the registration of any Registrable Common (all such expenses being herein called "Registration Expenses") shall be borne the Company whether or not any of the Registration Statements become effective. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company which is not related to the registration of Registrable Common.

                 8.      Indemnification

                         (a)      Indemnification by the Company.  The Company
shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Common registered pursuant to this Agreement from and against all losses, claims, damages, liabilities and costs including, without limitation, reasonable costs of preparation and attorneys' fees and expenses (collectively, "Losses"), as incurred, arising out of or based upon (i) any violation of any law, rule or regulation promulgated under the Securities Act, the Exchange





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Act or by any state securities regulatory agency applicable to any of the transactions contemplated hereby or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein.

                         (b)      Indemnification by Holders of Registrable
Common. In connection with any Registration Statement in which a holder of Registrable Common is participating, such holder of Registrable Common shall furnish to the Company in writing such information as the Company requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon (i) any violation of any law, rule or regulation promulgated under the Securities Act, the Exchange Act or by any state securities regulatory agency applicable to any of the transactions contemplated hereby or (ii) any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue





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statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

                         (c)      Conduct of Indemnification Proceedings.  If
any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person or entity entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the party from which such indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the Indemnified Party, as incurred, within five days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder). Any such Indemnified Party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in





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the defense thereof, but the fees and expenses of such counsel shall be the expenses of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay such fees and expenses or (b) the Indemnifying Party shall have failed to promptly assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such action, claim or proceeding or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, unless in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such action, claim or proceeding, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels).





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                         (d)      Contribution.  If the indemnification
provided for in this Section 8 is unavailable to an Indemnified Party under
Section 8(a) or 8(b) hereof (other than by reason of exceptions provided in such sections) in respect of any Losses, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                         (e)      The parties hereto agree that it would not be
just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent





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misrepresentation (within the meaning of Section 1l(f) of the Securities Act)
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                         (f)

                         (g)

                 9.      Selection of Investment Bankers and Underwriters

                         (a)      The Company shall have the exclusive right to
select the investment banker or investment bankers and managers to administer any public or private offering of its securities. No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such Person's Registrable Common on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 10.     Miscellaneous

                         (a)      Amendments and Waivers.  The provisions of
this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority in number of the then outstanding Registrable Common, if the rights of such holders would be adversely affected.

                         (b)      Notices.  All notices and other
communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail or over-night courier service:

                                  (i) If to a holder of Registrable Common, at the most current address given by such holder to the Company in accordance with the provisions of this Section 10(d); and

                                  (ii)    If to the Company at such other
                 address, notice of which is given in accordance with the provisions of this Section 10(d).

                                  (iii)   All such notices and communications
                 shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed, or one business day after being sent by next-day air courier.

                         (c)      Owner of Registrable Common. The Company will
maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Common of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Common are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                         (d)      Successors and Assigns.  This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties, excluding any subsequent transferee of Registrable Common other than (i) transfers to, or for the benefit of, immediate family members of a Selling Stockholders or (ii) transfers to a trust or similar vehicle whose beneficiaries are a Selling Stockholder and/or one or more immediate family members of such selling Stockholder and which is under the control of a Selling Stockholder.

                         (e)      Counterparts.  This Agreement may be executed
in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                         (f)      Headings.  The headings in this Agreement are
for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                         (g)      Governing Law.  This Agreement shall be
governed by ad construed in accordance with the laws of the State of New York, without regard to principles of conflict of law

                         (h)      Severability.  If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that
contemplated by such term, provision, covenant or restriction.   It is hereby
stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                         (i)      Entire Agreement.  This Agreement is intended
by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         THE FRESH JUICE COMPANY, INC.


                                         By: /s/ Steven Smith
                                            -----------------------------------
                                         Name:   Steven Smith
                                              ---------------------------------
                                         Title:  Chief Executive Officer
                                               --------------------------------


                                         /s/ Steven M. Bogen
                                         --------------------------------------
                                         Steven M. Bogen

                                         /s/ Albert Rountree, IV
                                         --------------------------------------
                                         Albert Rountree, IV

                                         /s/ Daniel Petry
                                         --------------------------------------
                                         Daniel Petry

                                         /s/ James Coyle
                                         --------------------------------------
                                         James Coyle

                                         /s/ Mark Feldman
                                         --------------------------------------
                                         Mark Feldman





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